UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 8 June 2012

ALL GRADE MINING, INC..
 (Exact of registrant as specified in its charter)

COLORADO	0000823544	*
State or other jurisdiction of incorporation	CommissionFile Number	IRS Employer Identification №.

370 West Pleasantview Avenue Hackensack , New Jersey		07601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (201) 788-3785
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

All Grade Mining, Inc. is proud to announce a finalized agreement to acquire the Jose delTransito copper mine in Chile.
All Grade Mining, Inc., through its wholly owned Chilean subsidiary All Grade Mining Chile, SA, has acquired the Jose delTransito copper mine, located in Ovalle, Chile, 3rd reigon, from Moralva Holdings, Inc. for 5,000,000 shares of restricted common stock of All Grade Mining, Inc. The mine also was acquired with a permit from Enami (the Chilean buying house for all minerals in Chile) to sell up to 1,200 tons of copper per month.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	Friday, 8 June 2012
Hackensack, New Jersey

All Grade Mining, Inc.

/s/ Gary Kouletas
By: Gary Kouletas, CEO